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                      METLIFE INVESTORS INSURANCE COMPANY
                METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                      SUPPLEMENT DATED NOVEMBER 10, 2008
                                      TO
              PROSPECTUSES DATED APRIL 28, 2008 (AS SUPPLEMENTED)

This supplement modifies information in the prospectuses dated April 28, 2008 (as supplemented) for the Class A and B variable annuity contracts issued by MetLife Investors Insurance Company ("we," "us," or "our"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 709-2811 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

1. LIFETIME INCOME SOLUTION PLUS - GUARANTEED PRINCIPAL OPTION

In the state of Washington, the Guaranteed Principal Option feature is not available with the Lifetime Income Solution Plus (LIS Plus). Disregard all references to the Guaranteed Principal Adjustment in the "Living Benefits" section and Appendix E, "Lifetime Income Solution Examples."

2. LIFETIME WITHDRAWAL GUARANTEE II - GUARANTEED PRINCIPAL ADJUSTMENT

In the state of Washington, the Guaranteed Principal Adjustment feature is not available with the Lifetime Withdrawal Guarantee II (LWG II). Disregard all references to the Guaranteed Principal Adjustment in the "Living Benefits" section and Appendix F, "Guaranteed Withdrawal Benefit Examples."

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                                        (800) 709-2811
Irvine, CA 92614

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